                                                           FOR IMMEDIATE RELEASE
                                                                     May 8, 2003



      EXTENDICARE HEALTH SERVICES, INC. REPORTS 2003 FIRST QUARTER RESULTS
          NURSING HOME CENSUS REACHES HIGHEST LEVEL IN ALMOST 10 YEARS

MILWAUKEE, WISCONSIN - Extendicare Health Services, Inc. (EHSI) reported net earnings of $2.3 million in the 2003 first quarter, a 38% increase from net earnings of $1.7 million in the three months ended March 31, 2002. EHSI is a wholly owned subsidiary of Extendicare Inc. (TSX: EXE and EXE.A; NYSE: EXE.A).

Average nursing home occupancy climbed to 91.3% in the 2003 first quarter from 89.5% in the first quarter of 2002 and 91.2% in the fourth quarter of 2002. Medicare increased to 15.3% of total nursing home census compared to 13.0% in the prior year quarter and 14.0% in the quarter ended December 31, 2002.

"Our results show that we continue to do an excellent job of increasing our census, while delivering quality service, in order to enhance EHSI's profitability and reduce the impact of adverse funding decisions. Nursing home census in the 2003 first quarter rose to the highest level in nearly 10 years," said Mel Rhinelander, Chairman and Chief Executive Officer.

Earnings before interest, taxes, depreciation and amortization (EBITDA) rose to $20.8 million in the 2003 first quarter from $20.4 million in the 2002 first quarter. EBITDA as a percent of revenue was 9.9% compared to 10.3% in the prior year quarter. During the 2003 first quarter the growth in Medicare census and higher Medicaid and private rates offset the decline in the average Medicare Part A rate, which reduced revenue by $3.8 million.

Revenue rose 6.7% to $211.4 million in the 2003 first quarter from $198.2 million in the prior year quarter. Results for both periods included favorable prior period Medicaid cost settlements of $2.7 million and $1.1 million, respectively.

"We expect our Company to be profitable for 2003 as a whole, even if the Medicare cutbacks of September 30, 2002 are not restored. However, further negative decisions involving Medicare or Medicaid funding, or changes in our litigation experience, could produce earnings pressure," Mr. Rhinelander added.

Extendicare Health Services, Inc. of Milwaukee, Wisconsin is a wholly owned subsidiary of Extendicare Inc. Through its subsidiaries, Extendicare Inc. operates 279 long-term care facilities across North America, with capacity for 29,400 residents. The Company employs 36,400 people in the United States and Canada. As well, through its operations in the United States, Extendicare offers medical specialty services such as subacute care and rehabilitative therapy services, while home health care services are provided in Canada.

In a separate news release issued today, Extendicare Inc. announced its 2003 first quarter financial results. On May 9, 2003, at 10:00 a.m. (EDST), Extendicare Inc. will hold a conference call to discuss its results for the first quarter. The toll-free number for the call is 1-800-273-9672. Local callers please dial 416-695-5806. For those unable to listen to the call live, a taped rebroadcast will be available from two hours after completion of the live call until midnight on May 23, 2003. To access the rebroadcast, dial 1-800-408-3053. Local callers please dial 416-695-5800. The conference ID number is 1408161. In addition, an archived audio recording of the call will be available on Extendicare's website.

Statements contained in this release that are not historical facts are forward-looking statements. Forward-looking statements can be identified because they generally contain the words "anticipate", "believe", "estimate", "expect", "objective", "project", or words of like import. Such forward-looking statements are necessarily estimates reflecting the best judgment of the party making such statements based upon current information and involve a number of risks and uncertainties and other factors that may cause actual results, performance or achievements of the Company to differ materially from those expressed or implied in the statements. In addition to the assumptions and other factors referred to specifically in connection with these statements, such factors are identified in Extendicare Inc.'s or Extendicare Health Services, Inc.'s filings with Canadian and United States securities regulators and include, but are not limited to, the following: changes in the health care industry in general and the long-term care industry in particular because of political and economic influences; changes in regulations governing the industry and the Company's compliance with such regulations; changes in government funding levels for health care services; resident care litigations and other claims asserted against the Company; the Company's ability to attract and retain qualified personnel; the availability and terms of capital to fund the Company's capital expenditures; changes in competition; and demographic changes. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the Company's forward-looking statements.


For further information, contact:

Philip Small
Senior Vice-President of Strategic Planning and Investor Relations
Phone:  (414) 908-8825
Fax:  (414) 908-8111

                      VISIT EXTENDICARE'S WEBSITE @ WWW.EXTENDICARE.COM

                        EXTENDICARE HEALTH SERVICES, INC.
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (unaudited)

                                                     THREE MONTHS ENDED
(thousands of U.S. dollars)                               MARCH 31
                                                 --------------------------
                                                     2003          2002
                                                 ------------   -----------
REVENUES
Nursing and assisted living centers                  204,805       190,998
Outpatient therapy                                     2,644         2,452
Other                                                  3,977         4,791
                                                 ------------   -----------
                                                     211,426       198,241
OPERATING AND ADMINISTRATIVE COSTS                   188,334       174,815
LEASE COSTS                                            2,251         3,034
                                                 ------------   -----------

EBITDA (note)                                         20,841        20,392

Depreciation and amortization                          9,161         9,434
Interest expense                                       8,495         8,330
Interest income                                         (643)         (342)
                                                 ------------   -----------

EARNINGS BEFORE INCOME TAXES                           3,828         2,970
Provision for income taxes                             1,540         1,313
                                                 ------------   -----------

NET EARNINGS                                           2,288         1,657
                                                 ============   ===========



Note: EBITDA refers to earnings before interest, taxes, depreciation and amortization.

                        EXTENDICARE HEALTH SERVICES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                                            THREE MONTHS ENDED
(thousands of U.S. dollars)                                      MARCH 31
                                                         ------------------------
                                                             2003        2002
                                                         -----------   ----------
OPERATING ACTIVITIES
Earnings                                                       2,288       1,657
Adjustments to reconcile earnings to net cash
 provided from (used for) operating activities
  Depreciation and amortization                                9,539       9,937
  Provision for self-insured liabilities                       1,500       1,313
  Payments for self-insured liabilities                       (5,617)     (9,181)
  Provision for uncollectible accounts receivable              2,335       2,957
  Deferred income taxes                                          569       1,106
                                                         -----------   ----------
                                                              10,614       7,789
Changes in assets and liabilities
  Accounts receivable                                            629        (927)
  Supplies, inventories and other current assets              (1,866)       (317)
  Accounts payable and accrued liabilities                    (4,625)      8,477
  Income taxes                                                   147          36
  Current due to shareholder and affiliates                     (370)     (4,670)
                                                         -----------   ----------

CASH PROVIDED FROM OPERATING ACTIVITIES                        4,529      10,388
                                                         -----------   ----------
INVESTING ACTIVITIES
  Payments for purchases of property and equipment            (4,740)     (3,130)
  Proceeds from sales of assets                                   17       1,729
  Other assets                                                   369       1,060
                                                         -----------   ----------
CASH USED FOR INVESTING ACTIVITIES                            (4,354)       (341)
                                                         -----------   ----------
FINANCING ACTIVITIES
  Proceeds from issuance of long-term debt                         -      11,000
  Payments of long-term debt                                    (129)    (23,822)
  Bank indebtedness                                           (2,656)      3,868
  Other long-term liabilities                                    506         903
                                                         -----------   ----------
CASH USED FOR FINANCING ACTIVITIES                            (2,279)     (8,051)
                                                         -----------   ----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              (2,104)      1,996
Cash and cash equivalents beginning of period                 27,016         997
                                                         -----------   ----------
CASH AND CASH EQUIVALENTS END OF PERIOD                       24,912       2,993
                                                         ===========   ==========

                        EXTENDICARE HEALTH SERVICES, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)

(thousands of U.S. dollars)                                 MARCH 31       DECEMBER 31
                                                              2003            2002
                                                         -------------    -------------
ASSETS
Current assets
  Cash and cash equivalents                                    24,912           27,016
  Accounts receivable, less allowances of $10,197
   and $9,309, respectively                                   101,050          104,064
  Supplies, inventories and other current assets                9,092            7,226
  Income taxes receivable                                         371              518
  Deferred state income taxes                                   5,780            5,810
  Due from shareholder and affiliates                          46,700           46,432
                                                         -------------    -------------
                                                              187,905          191,066
Property and equipment                                        449,574          453,119
Goodwill and other intangible assets                           76,045           76,339
Other assets                                                  112,245          112,410
                                                         -------------    -------------
                                                              825,769          832,934
                                                         =============    =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
  Bank indebtedness                                                 -            2,656
  Accounts payable and accrued liabilities                    117,155          121,729
  Current portion of accrual for self-insured liabilities      28,000           28,000
  Current maturities of long-term debt                            721              716
                                                         -------------    -------------
                                                              145,876          153,101
Long-term debt                                                397,309          397,434
Accrual for self-insured liabilities                           22,972           27,089
Other long-term liabilities                                    41,190           40,749
Deferred state income taxes                                     8,569            8,495
Due to shareholder and affiliates                              47,671           46,865
                                                         -------------    -------------
                                                              663,587          673,733
Shareholder's equity                                          162,182          159,201
                                                         -------------    -------------
                                                              825,769          832,934
                                                         =============    =============

                        EXTENDICARE HEALTH SERVICES, INC.
                       FINANCIAL AND OPERATING STATISTICS
                                   (unaudited)

                                                          THREE MONTHS ENDED
                                                               MARCH 31
                                                       ------------------------
                                                          2003           2002
                                                       ----------      --------
COMPONENTS OF NURSING AND ASSISTED LIVING CENTER REVENUE (millions)
Nursing                                                    $195.5        $182.5
Assisted living                                               9.3           8.5
                                                       ----------      --------
                                                           $204.8        $191.0
                                                       ==========      ========

NURSING CENTER REVENUE BY PAYOR SOURCE (millions)
Private/other                                               $36.4         $35.2
Medicare                                                     56.3          49.7
Medicaid                                                    102.8          97.6

NURSING CENTER PERCENT OF REVENUE BY PAYOR SOURCE
Private/other                                                18.6%         19.3%
Medicare                                                     28.8          27.2
Medicaid                                                     52.6          53.5

NURSING CENTER PATIENT DAYS BY PAYOR SOURCE (thousands)
Private/other                                               201.3         209.5
Medicare                                                    177.0         147.6
Medicaid                                                    780.8         778.7

NURSING CENTER PERCENT OF PATIENT DAYS BY PAYOR SOURCE
Private/other                                                17.3%         18.4%
Medicare                                                     15.3          13.0
Medicaid                                                     67.4          68.6

AVERAGE MEDICARE PART A RATE                              $290.78       $312.32

ASSISTED LIVING CENTER RESIDENT DAYS (thousands)            135.1         129.3

AVERAGE OCCUPANCY (excluding managed facilities)
Nursing facilities                                           91.3%         89.5%
Assisted living facilities                                   85.5          81.8
Nursing and assisted living facilities                       90.7          88.7